November 18, 2021 Brady Corporation F’22 Q1 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “continue” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; adverse impacts from vaccination mandates issued by U.S. and non-U.S. governmental entities; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; increased cost of raw materials, labor and freight as well as raw material shortages; Brady’s ability to properly identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks, and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2021. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q1 F’22 Financial Summary • Sales grew 16.0% to $321.5M in Q1 of F’22 compared with $277.2M in Q1 of F’21. – Organic sales grew 7.0%, acquisitions increased sales by 8.3% and foreign currency translation increased sales 0.7%. • Gross profit margin of 48.2% in Q1 of F’22 compared with 48.9% in Q1 of F’21. • SG&A expense of $96.7M (30.1% of sales) in Q1 of F’22 compared with $83.0M (30.0% of sales) in Q1 of F’21. • GAAP Income before income taxes and losses of unconsolidated affiliate increased 5.8% to $44.7M in Q1 of F’22 compared with $42.2M in Q1 of F’21. – Income Before Income Taxes Excluding Amortization* in the first quarter of fiscal 2022 increased 11.3% to $48.5M compared with $43.6M in Q1 of F’21. • GAAP Diluted EPS in the first quarter of fiscal 2022 increased 4.7% to $0.67, compared with $0.64 in the first quarter of the prior year. – Diluted EPS Excluding Amortization* increased 9.1% to $0.72 in the first quarter of fiscal 2022. * Income Before Income Taxes Excluding Amortization and Diluted EPS Excluding Amortization are non-GAAP measures. See appendix.

4Sales Overview • Total sales increased 16.0%. • Organic sales increased 7.0%: • ID Solutions – Organic sales increased 13.2%. • Workplace Safety – Organic sales declined 8.6%. • 8.3% increase due to acquisitions. • 0.7% increase due to foreign currency translation. Q1 F’22 SALES: • Brady’s total sales are a full 12% above the pre- pandemic quarter ended October 31, 2019. • Both Identification Solutions and Workplace Safety sales are above pre-pandemic levels. Q1 F’22 SALES COMMENTARY: $293 $282 $290 $295 $287 $277 $266 $252 $277 $266 $296 $306 $321 $200 $225 $250 $275 $300 $325 Q1 F'19 4.7% Q2 F'19 2.3% Q3 F'19 2.4% Q4 F'19 1.7% Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Organic Sales Growth (Decline) SALES (millions of USD)

Gross Profit Margin 5 • Gross profit margin of 48.2% compared to 48.9% in Q1 of F’21. • Gross margin has been negatively impacted by inflationary pressures including wage increases, freight increases, and raw material cost increases. • Efficiency gains, automation and selected price increases have partially offset the negative impacts caused by input- cost pressures. Q1 F’22 – GROSS PROFIT MARGIN: $147 $140 $146 $147 $141 $139 $130 $119 $135 $130 $149 $148 $155 50.0% 49.5% 50.3% 49.6% 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 40% 45% 50% $100 $125 $150 $175 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense was 30.1% of sales compared to 30.0% of sales in the same quarter last year. • SG&A expense was negatively impacted by an increase in amortization expense from the acquisitions completed in the fourth quarter of last year. • Amortization expense was $3.8M in Q1 of F’22 and $1.4M in Q1 of F’21. • We continue to drive efficiencies in SG&A expenses while also investing in sales and marketing activities to accelerate sales growth. Q1 F’22 – SG&A EXPENSE: $95 $93 $95 $89 $90 $87 $83 $76 $83 $82 $91 $94 $97 32.3% 32.8% 32.7% 30.2% 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 $11.3 $11.1 $11.4 $11.3 $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 3.9% 3.9% 3.9% 3.8% 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD) • R&D expense increased as a result of investments made to drive future organic sales growth combined with additional R&D expense from the acquisitions completed in the fourth quarter of F’21. • The acquisitions of Magicard, Code, and Nordic ID carry higher R&D expense levels than Brady’s core business. • We have a solid new product pipeline and we are focused on ensuring that our R&D spend is both efficient and effective. INCREASING OUR INVESTMENT IN RESEARCH & DEVELOPMENT:Q1 F’22 – R&D EXPENSE:

8Income Before Income Taxes • GAAP Income before income taxes was $44.7M in Q1 of F’22 compared to $42.2M in Q1 of F’21. • Q1 of F’22 income before income taxes was negatively impacted by an increase in amortization expense resulting from the acquisitions completed last year. • Income Before Income Taxes Excluding Amortization* increased 11.3% to $48.5M in Q1 of F’22 compared to $43.6M in Q1 of F’21. Q1 F’22 - INCOME BEFORE INCOME TAXES: INCOME BEFORE INCOME TAXES (millions of USD) $39.9 $36.7 $41.0 $47.1 $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $10 $20 $30 $40 $50 Q1 F'19 14.8% Q2 F'19 4.8% Q3 F'19 10.8% Q4 F'19 4.1% Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8%Year-on-Year Growth * Income Before Income Taxes Excluding Amortization is a non-GAAP measure. See appendix.

9Net Income & Diluted EPS • GAAP Net income was $35.0M in Q1 of F’22 compared to $33.5M in Q1 of F’21. - Net Income Excluding Amortization* was $38.0M in Q1 of F’22 compared to $34.5M in Q1 of F’21. • GAAP Diluted EPS was $0.67 in Q1 of F’22 compared to $0.64 in Q1 of F’21. - Diluted EPS Excluding Amortization* was $0.72 in Q1 of F’22 compared to $0.66 in Q1 of F’21. Q1 F’22 – NET INCOME & DILUTED EPS: $0.58 $0.55 $0.65 $0.68 $0.70 $0.62 $0.26 $0.53 $0.64 $0.59 $0.71 $0.53 $0.67 $0.00 $0.20 $0.40 $0.60 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 DILUTED EPS $30.6 $29.2 $34.8 $36.6 $37.5 $33.6 $13.6 $27.7 $33.5 $30.9 $37.3 $28.0 $35.0 $0 $10 $20 $30 $40 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 NET INCOME (millions of USD) * Net Income Excluding Amortization and Diluted EPS Excluding Amortization are non-GAAP measures. See appendix. *

10Cash Generation & Uses • Cash flow from operating activities was $27.5M in Q1 of F’22 compared to $62.8M in Q1 of F’21. • Free cash flow* was $16.2M in Q1 of F’22 compared to $53.5M in Q1 of F’21. • Cash generation in the first quarter of last year was positively impacted by reductions in inventory levels that did not repeat in Q1 of F’22. We are actively increasing inventories to ensure that we can appropriately service the needs of our customers. • Capital expenditures were higher than historical averages as we purchased two previously leased facilities this quarter for $7.6M. • We returned $30.5M to our shareholders in the form of dividends and share buybacks in Q1 of F’22. CASH FLOWS IN Q1 OF F’22: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $18.8 $25.4 $52.7 $65.3 $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 $0 $20 $40 $60 Q1 F'19 54% Q2 F'19 87% Q3 F'19 152% Q4 F'19 178% Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% % of Net Income (millions of USD) 3 Mos. Ended Oct. 31, 2021 3 Mos. Ended Oct. 31, 2020 Cash Balance - Beginning of Period 147.3$ 217.6$ Cash Flow from Operating Activities 27.5 62.8 Capital Expenditures (11.3) (9.3) Dividends (11.6) (11.4) Share Repurchases (18.9) (2.7) Debt Borrowings 29.0 - Effect of Exchange Rates on Cash (1.4) 1.6 Other (3.0) (2.3) Cash Balance - End of Period 157.6$ 256.3$

Net Cash 11 • October 31, 2021 cash = $157.6M. • October 31, 2021 debt = $67.0M. • Brady is in a net cash position of $90.6M. • Balance sheet provides flexibility for future organic and inorganic investments. STRONG BALANCE SHEET: $138 $151 $188 $229 $245 $240 $190 $218 $256 $278 $322 $109 $91 $0 $50 $100 $150 $200 $250 $300 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 NET CASH (millions of USD)

12F’22 Diluted EPS Guidance F’22 Diluted EPS, Excluding Amortization $3.12 to $3.32 GAAP Diluted EPS $2.90 to $3.10 Includes an increase in after-tax amortization expense of $0.12/share (from $0.10/share in F’21 to $0.22/share in F’22). Guidance Assumptions: • Continued economic expansion. • Full-year income tax rate in the 20% range. • Foreign currency exchange rates as of October 31, 2021. • Total sales growth in excess of 12%. • Depreciation and amortization expense of approximately $34M to $36M. • Capital expenditures, excluding facility purchases, of approximately $20M to $25M.

Q1 F’22 vs. Q1 F’22 (millions of USD) 13Identification Solutions • Revenues increased 25.4%: • Organic growth = + 13.2%. • Acquisition growth = + 11.6%. • Fx growth = + 0.6%. • Organic sales grew in all regions. • Segment profit negatively impacted by a $2.5M increase in amortization expense. Excluding amortization expense, segment profit as a percent of sales increased by 10 basis points from Q1 of F’21 to Q1 of F’22. • We have increased our innovation investments and are actively investing in sales-generating resources. Q1 F’22 SUMMARY: Q1 F’22 Q1 F’21 Change Sales $ 248.6 $ 198.2 + 25.4% Segment Profit 48.8 40.3 + 21.2% Segment Profit % 19.6% 20.3% (70 bps) $218 $209 $214 $222 $215 $205 $193 $171 $198 $194 $218 $231 $249 19%18% 19% 21% 20% 20% 19%18% 20% 20% 22% 18% 20% 0% 5% 10% 15% 20% $150 $175 $200 $225 $250 $275 Q1 F'19 5.7% Q2 F'19 3.6% Q3 F'19 4.0% Q4 F'19 3.3% Q1 F'20 (0.2%) Q2 F'20 (1.3%) Q3 F'20 (8.2%) Q4 F'20 (21.7%) Q1 F'21 (8.4%) Q2 F'21 (6.9%) Q3 F'21 9.8% Q4 F'21 24.5% Q1 F'22 13.2% Organic Growth SALES & SEGMENT PROFIT % (millions of USD) • Anticipate mid-teen percentage sales growth in fiscal 2022, inclusive of the acquisitions completed in the fourth quarter of fiscal 2021. • Continued strong profitability and cash generation. OUTLOOK:

Q1 F’22 vs. Q1 F’21 (millions of USD) 14Workplace Safety • Revenues declined 7.8%: • Organic sales declined 8.6%. • Fx = + 0.8%. • Organic sales declined in all regions due to reduced sales of Covid-related products. • Q1 of F’22 sales were above the pre-pandemic levels experienced in Q1 of F’20. • Segment profit decreased due to the reduced sales levels, inflationary pressures, and approximately $2.5M of investments to drive revenue growth in future periods. Q1 F’22 SUMMARY: Q1 F’22 Q1 F’21 Change Sales $ 72.9 $ 79.0 (7.8%) Segment Profit 2.3 8.0 (71.3%) Segment Profit % 3.1% 10.1% (700 bps) Organic Growth $75 $73 $76 $73 $72 $71 $73 $81 $79 $72 $77 $75 $73 7% 6% 8% 9% 7% 8% 6% 7% 10% 5% 7% 8% 3% 0% 2% 4% 6% 8% 10% $50 $75 $100 Q1 F'19 2.2% Q2 F'19 (0.9%) Q3 F'19 (1.6%) Q4 F'19 (2.6%) Q1 F'20 (0.8%) Q2 F'20 (1.0%) Q3 F'20 0.2% Q4 F'20 10.8% Q1 F'21 5.5% Q2 F'21 (4.8%) Q3 F'21 (2.2%) Q4 F'21 (12.7%) Q1 F'22 (8.6%) SALES & SEGMENT PROFIT % (millions of USD) • Improving year-on-year revenue growth as we progress throughout the remainder of this fiscal year and improving profitability in the 2nd half of this fiscal year. • Anticipate increased core product sales to offset the slowdown in Covid-related product sales as we enter the second half of this fiscal year. OUTLOOK:

15Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors

Appendix GAAP to Non-GAAP Reconciliations 16

17Non-GAAP Reconciliations 2021 2020 44,696$ 42,237$ Amortization expense 3,807 1,351 48,503$ 43,588$ 2021 2020 9,650$ 8,582$ Amortization expense 900 338 10,550$ 8,920$ Income Tax Expense Excluding Amortization (non-GAAP measure) Income Before Income Taxes Excluding Amortization (non-GAAP measure) Income tax expense (GAAP measure) Income Tax Expense Excluding Amortization: Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Amortization: Three months ended October 31, GAAP to NON-GAAP MEASURES Income Before Income Taxes Excluding Amortization: (Unaudited; Dollars in Thousands, Except Per Share Amounts) In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure. Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes and losses of unconsolidated affiliate to the non-GAAP measure of Income Before Income Taxes Excluding Amortization: Three months ended October 31, Income before income taxes and losses of unconsolidated affiliate (GAAP measure)

18Non-GAAP Reconciliations 2021 2020 35,046$ 33,481$ Amortization expense 2,907 1,013 37,953$ 34,494$ 2021 2020 $ 0.67 $ 0.64 Amortization expense 0.06 0.02 0.72$ 0.66$ GAAP to NON-GAAP MEASURES (Unaudited; Dollars in Thousands, Except Per Share Amounts) In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure. Brady is presenting the non-GAAP measure, "Net Income Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Amortization: Net Income Excluding Amortization: Diluted EPS Excluding Amortization (non-GAAP measure) Net Income Excluding Amortization (non-GAAP measure) Net income (GAAP measure) Diluted EPS Excluding Amortization: Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Amortization (Note that certain amounts will not foot due to rounding): Three months ended October 31, Net income per Class A Nonvoting Common Share (GAAP measure) Three months ended October 31,